Exhibit 10.10


                              CONSULTING AGREEMENT


         THIS CONSULTING AGREEMENT (the "Agreement") is made and entered into by and between VIRAL GENETICS, INC., a Delaware corporation (the "Company"), and Therapeutic Genetics, Inc., a California corporation ("Consultant") effective this 1st day of June, 2003.

(the "Parties")

         WHEREAS the Company is engaged in the business of development of biomedical products and technology, and Consultant has experience in Company's business;

         WHEREAS the Company owns the rights to certain patents for certain technologies (the "Licensed Technologies") developed by Consultant pursuant to an Assignment of Patent agreement dated August 1, 1995, and is desirous of utilizing Consultant's expertise in the ongoing development of the Licensed Technologies; and

         WHEREAS Consultant is desirous of ensuring that the development of the Company's Licensed Technologies and those certain other technologies owned or possessed by Consultant do not conflict with each other and that said development strategies are planned and executed in a manner seeking mutual success;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows.

1) Non-Exclusive Engagement of Consultant; Term. The Company hereby engages Consultant as its non-exclusive provider of the consulting services described in this Agreement, for a term (the "Term"), which will commence on the date of this Agreement and end June 1, 2006.

2) Consultant Services. On the terms and conditions set forth in this Agreement, Consultant will provide the following services to the Company as directed by the Company (the "Services"):
         a) Consultant will assist and advise the Company on the commercial and clinical development of the Licensed Technologies, seeking to maintain consistency with other technologies developed by Consultant in the interests of the long term prospects for commercialization of both of the

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                  parties' drug candidate products, including, without
                  limitation, seeking to ensure consistency in the presentation of information, testing results, descriptions, and other information concerning the Licensed Technologies, to the United States Food and Drug Administration and other drug regulatory bodies elsewhere in the USA and the world;
         b) Consultant will assist and advise the Company on the development and maintenance of the intellectual property rights, including patents, for the Licensed Technology; and
         c) Consultant will assist and advise the Company in other areas in which Consultant has expertise as reasonably requested from time to time by the Company.

3) Method of Providing Services. Consultant will perform services, and may communicate with the Company's management and other parties, through personal meetings, correspondence, telephone or video conferences, and such other methods, and at such times, as Consultant may determine, subject to the reasonable convenience of the parties. Consultant shall be available for regular meetings with the management of the Company during the Term, and covenants to devote not less than ____ hours per month to the Company's business. Unless otherwise mutually agreed to, each of the Consultant and Company shall communicate with the other party through their respective Presidents.

4) Performance. Consultant agrees to at all times faithfully, industriously, and to the reasonable best of its abilities, experience, and talents, perform all of the duties that may be required of and from them pursuant to the express and explicit terms hereof.

5) Independence of Parties. Nothing contained in this Agreement shall constitute either party as an employee, partner, co-venturer or agent of the other, it being intended that each shall act as an independent contractor with respect to the other. Consultant is not authorized to speak on behalf of the Company or bind it in any manner.

6)       Compensation.
         a) Signing Bonus. For and in consideration of the agreement of Consultant to enter into this Agreement, Consultant shall receive from the Company an option to purchase 500,000 shares of the Company's common stock at a price of $0.52 per share in the form attached hereto as Exhibit A (the "Signing Bonus");
         b) Options. For and in consideration of the agreement of Consultant to enter into this Agreement and as an incentive for the Consultant to use its best efforts in pursuit of the Company's business, at the end of each three-month period commencing from the effective date hereof the Company will deliver to Consultant 250,000 options to purchase shares of the common stock of the Company in the form attached hereto as Exhibit A with an

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                  exercise price equal to the closing market price of the shares of the Company's common stock on the day prior to issuance but in no case less than $0.30 per share ("Options"). In the event that this Agreement is terminated for any reason prior to the date of such issuances, the amount of the Options issuable for such period shall be prorated for the elapsed portion of the period in question, computed by dividing the number of days from the date of the prior issuance to the effective date of such termination by the total number of days in such period and multiplying the fraction so obtained by the amount of the Options due thereunder. Any options issuable in connection therewith shall be issued and delivered within ten (10) days after the effective date of such termination.
         c) Benefits, Other Consideration. No benefits, vacation pay, or other consideration or remuneration of any kind shall be owed to Consultant by the Company, unless specifically referenced herein.

7) Company Representations and Warranties. The Company hereby represents and warrants, knowing that Consultant is relying thereon, that:
         a) The Company is duly organized, validly existing and in good standing under the laws of the state of Delaware. The Company is qualified to do business as a foreign corporation in each state in which its business requires it to be so qualified.
         b) Upon receipt of the full exercise price, where applicable, all shares of the common stock of the Company issued to Consultant under this Agreement through exercise of Options will be duly and validly issued, fully paid and non-assessable, and will be delivered free and clear of any liens, claims or encumbrances, except for restrictions imposed by reference to the registration requirements of the Securities Act of 1933.
         c) The Company represents that the information concerning the Company and its business, as furnished and to be furnished to Consultant in writing, will be complete and correct in all material respects and will not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements are made. The Company will notify Consultant promptly concerning any statement which is not accurate or which is or has become incomplete or misleading in any material respect. The Company understands that Consultant is and will be relying on the continuing accuracy of such information in carrying out its functions under this Agreement.
         d) This Agreement has been expressly authorized by the Company's Board of Directors, has been duly and validly executed and delivered by and on behalf of the Company, and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms.
         e) The Company is not subject to any material pending or threatened litigation, arbitration or governmental or administrative proceedings, and is not in default under any of its material agreements with employees, licensors, licensees, suppliers, customers, shareholders, creditors or other

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                  third parties; provided, however, that the foregoing
                  representation excludes certain pending disputes with vendors and suppliers.
         f) The Company's shares are listed for quotation on the OTC Bulletin Board administered by the National Association of Securities Dealers. The Company is registered as a public reporting company with the Securities and Exchange Commission ("SEC"), and the Company has filed all annual and periodic reports required to be filed with the SEC under the Securities Exchange Act of 1934.

8) Consultant Representations and Warranties. Consultant hereby represents and warrants, knowing that the Company is relying thereon, that:
         a) Consultant is not a broker-dealer and is not authorized to perform broker-dealer functions;
         b) Consultant has not in the past, nor will it in the future engage in selling, direct or indirect, or in the solicitation of the purchase or sale of securities of the Company in the United States of America;
         c) Consultant has not in the past nor will it in the future engage in any scheme or facilitate similar acts by others, to evade the registration requirements of any state or federal law, agency or other regulatory body of the United States of America related to the securities of the Company;
         d) Consultant is an Accredited Investor, as that term is defined in Regulation D in the Securities Act, 1933, and Consultant has completed the attached Schedule A; and
         e) Consultant has not in the past, nor will it in the future engage in any activity contrary to the securities laws of any jurisdiction including, without limitation, those of the United States of America.

9)       Business Conduct.
         a) Consultant represents that no part of its compensation will be used by the Consultant for any purpose, nor has Consultant taken, nor will Consultant take any action, which would constitute a violation of any law of any jurisdiction in which it performs the Services hereunder or of the United States, including, without limitation, the Foreign Corrupt Practices Act. The Company represents that it does not desire and will not request any service or action by Consultant which would or might constitute any such violation. Further, Consultant has not previously paid or promised to, and agrees prospectively not to, pay or promise to pay or give or promise to give anything of value, either directly or indirectly, to an official of any government for the purpose of influencing an act or decision in his or her official capacity, inducing him or her to use his or her influence with a foreign government, assisting the Company in obtaining or retaining business for or with, or directing business to, any person or as a political contribution of any kind;
         b) The Company or Consultant will be entitled to terminate this Agreement at any time, without further liability or obligation on the party so terminating, if such party believes, in good faith, that the other party has (i) engaged in

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                  any action which would or might constitute a breach of this
                  Section; or (ii) requested any such action from a representative of either party or from any third party. In addition, should Consultant ever receive, directly or indirectly, from any Company or affiliate representative, a request which Consultant believes will or might constitute a breach of this Section, Consultant represents that it will immediately notify the Company's attorney of the request.

10) Non-Solicitation. During the period of this Agreement, and for an additional period of one year after termination or expiration of this Agreement, Consultant agrees that it will not, directly or indirectly, solicit any person who was an consultant or employee of the Company or any subsidiary of Company at any time within six months prior to the date of termination or expiration of this Agreement; or solicit any person, governmental entity or agency, firm or business that was a supplier, customer or client of the Company or any subsidiary of Company at any time during the two year period prior to the date of termination or expiration of this Agreement with respect to any product or technology developed, under development, or contemplated for development by Company prior to or as of the date of termination or expiration. The obligation not to solicit as described above is not limited during the term provided herein by territory. This covenant shall survive the termination of this Agreement.

11) Non-Disclosure of Information. In further consideration of the engagement and the continuation of the engagement by Company, Consultant agrees as follows:
         a) During the period of this Agreement and the period following termination or expiration of this agreement, Consultant will not, directly or indirectly:
                  i) use for her own benefit or give to any person not authorized by Company to receive or use such information, except for the sole benefit of Company, any marketing plans, results, or product marketing information, which are proprietary to Company;
                  ii) use for her own benefit or give to any person not authorized by Company to receive it, any plans or specifications, scientific know-how, formulas, technical data or information, clinical study protocols or data, patient or biologic information, customer lists, data, study, table, report, or the like owned by Company, or any copy thereof; or
                  iii) use for her own benefit or give to any persons not authorized by Company to receive it any information that is not generally known to anyone other than Company, or that is designated by Company as "Limited", "Private", or "Confidential", or similarly designated.

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

         b) This restriction will cease with respect to any item of proprietary or confidential information that becomes available to the public other than through fault of the Consultant.

         c) Consultant shall keep informed of Company's policies and procedures for safeguarding Company's property, including proprietary data and information, and will strictly comply with those policies and procedures at all times during which the restrictions imposed by this Section 11 remain in effect. Consultant will not, except when authorized by Company or required for the performance of duties hereunder, remove any of Company's physical property from Company's premises. Consultant will return to Company, immediately upon termination of engagement, all of Company's physical property in her possession or control.

12) Stock Certificates and Registration Rights. All Shares delivered to Consultant pursuant to this Agreement shall bear a restrictive legend in the form normally used by the Company for the issuance of restricted shares, and shall be deemed restricted securities under SEC Rule 144. The Company agrees that Consultant and its designees and assignees shall have, with respect to all of said Shares, full piggyback registration rights for a period of four years commencing one year after the date of this Agreement at the Company's sole expense.

13) Changes to Common Stock. In the event that the Company shall undertake a recapitalization, reverse stock split, forward stock split, reclassification, or other change to its common stock (a "Change in Common Stock Properties"), the quantity of Shares which may be acquired through exercise of any delivered but unexercised Options or undelivered Options, and the exercise price payable thereto shall be increased or decreased proportionately, in accordance with the terms of said Change in Common Stock Properties.

14) Extension and Renewal. The Term may be extended or renewed, and this Agreement may be amended, only by the written agreement of the parties.

15)      Indemnification.

         a) Each of the Parties hereby indemnifies and defends the other and each of the their respective officers, directors, employees, shareholders, agents, advisors or representatives, as applicable, (each, an "Indemnitee") against, and holds each Indemnitee harmless from, any loss, liability, obligation, deficiency, damage or expense including, without limitation, interest, penalties, reasonable attorneys' fees and disbursements (collectively, "Damages"), that any Indemnitee may suffer or incur based upon, arising out of, relating to or in connection with (whether or not in connection with any third party claim):

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                  i)       any breach of any representation or warranty made by
                           the other party contained in this Agreement; and
                  ii) the failure of the other party to perform or to comply with any covenant or condition required to be performed or complied with in accordance with this Agreement.

         b)       Indemnification Procedures for Third Party Claims.
                  i) Promptly after notice to an indemnified party of any claim or the commencement of any action or proceeding, including any actions or proceedings by a third party (hereafter referred to as "Proceeding" or "Proceedings"), involving any Damage referred to in this Section, such indemnified party shall, if a claim for indemnification in respect thereof is to be made against an indemnifying party pursuant to this Section, give written notice to the indemnifying party, setting forth in reasonable detail the nature thereof and the basis upon which such party seeks indemnification hereunder; provided, however, that the failure of any indemnified party to give such notice shall not relieve the indemnifying party of its obligations hereunder, except to the extent that the indemnifying party is actually prejudiced by the failure to give such notice.
                  ii) In the case of any Proceeding by a third party against an indemnified party, the indemnifying party shall, upon notice as provided above, assume the defense thereof, with counsel reasonably satisfactory to the indemnified party, and, after notice from the indemnifying party to the indemnified party of its assumption of the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof (but the indemnified party shall have the right, but not the obligation, to participate at its own cost and expense in such defense by counsel of its own choice) or for any amounts paid or foregone by the indemnified party as a result of any settlement or compromise thereof that is effected by the indemnified party (without the written consent of the indemnifying party).
                  iii) Anything in this Section 15 notwithstanding, if both the indemnifying party and the indemnified party are named as parties or subject to such Proceeding and either party determines with advice of counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the other party or that a material conflict of interest between such parties may exist in respect of such Proceeding, then the indemnifying party may decline to assume the defense on behalf of the indemnified party or the indemnified party may retain the defense on its own behalf, and, in either such case, after notice to such effect is duly given hereunder to the other party, the indemnifying party shall be relieved of its obligation to assume the defense on behalf of the indemnified party, but shall be required to pay any legal or other expenses including, without

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                           limitation, reasonable attorneys' fees and
                           disbursements, incurred by the indemnified party in such defense.
                  iv) If the indemnifying party assumes the defense of any such Proceeding, the indemnified party shall cooperate fully with the indemnifying party and shall appear and give testimony, produce documents and other tangible evidence, and otherwise assist the indemnifying party in conducting such defense. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement or compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or Proceeding. Provided that proper notice is duly given, if the indemnifying party shall fail promptly and diligently to assume the defense thereof, then the indemnified party may respond to, contest and defend against such Proceeding and may make in good faith any compromise or settlement with respect thereto, and recover from the indemnifying party the entire cost and expense thereof including, without limitation, reasonable attorneys' fees and disbursements and all amounts paid or foregone as a result of such Proceeding, or the settlement or compromise thereof. The indemnification required hereunder shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills or invoices are received or loss, liability, obligation, damage or expense is actually suffered or incurred.

16)      Termination.
         a) Either party may terminate this Agreement upon not less than 50 days notice in the event of a material breach of this Agreement or material non-performance by the other party, which breach is not cured within 30 days after the giving of written notice to the breaching party specifying the circumstances of such breach.
         b) The Company may terminate this Agreement without further notice to Consultant in the event that Consultant:
                  i) becomes the subject of an investigation concerning a felony or a violation of any securities laws;
                  ii)      declares bankruptcy;
                  iii) becomes an employee, consultant, officer, director or principal of a competitor;
                  iv)      misrepresents the Company;
                  v) has been grossly negligent in the performance of duties at least three times in any consecutive 30-day period, and Consultant has been notified in writing within 5 days of each such occurrence;
                  vi) has engaged in material and willful or gross misconduct in the performance of duties hereunder; or
                  vii) acts in any other manner which materially affects the Company in a negative manner.

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17)      Consequences of Termination. Any termination or expiration of this
         Agreement, whether or not for cause, shall not affect the obligation of the Company to pay compensation to Consultant which was earned or accrued prior to the date of termination or expiration. Other than as specifically provided for herein, no further fees or payments of any kind shall be owed to Consultant upon or following Termination.

18) Cooperation. The parties shall deal with each other in good faith, good faith meaning honesty in fact and the observance of all commercial standards of fair dealing and usages of trade, which are regularly observed within the industry.

19) No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

20) Arbitration. In the event of dispute or controversy between the parties as to the performance hereof, this Agreement shall be and remain in full force and effect and all terms hereof shall continue to be complied with by both parties, it shall be submitted to two arbitrators, one to be appointed by each, and if those arbitrators do not agree, they shall select a third disinterested and competent person to act with them, and the decision of the three, or a majority of them, shall be final and conclusive. If either party does not appoint an arbitrator as aforesaid within 90 days after receipt of notice to the other that it desires arbitration, which notice shall state the name and address of the arbitrator appointed by such other, and does not within such period furnish to such other party the name and address of the second arbitrator, then the arbitrator first named shall appoint a disinterested and competent arbitrator for the party thus defaulting, and the two arbitrators so appointed shall select a third to act with them as aforesaid and with like effect. Cost of arbitration shall be borne by the parties equally. Judgment upon the reward rendered may be entered in any court having jurisdiction thereof.

21) Governing Law and Disputes. This Agreement shall be governed by the laws of the State of California, without regard to choice of law provisions.

22) Waiver. Any party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however, that any such waiver shall be in writing specifically setting forth those provisions waived thereby. No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement.

23) Severability. If and to the extent that any court of competent jurisdiction holds any provision or any part thereof of this Agreement to be invalid or

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         unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement.

24) Counterpart and Headings. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. All headings in this Agreement are inserted for convenience of reference and shall not affect its meaning or interpretation.

25) Entire Agreement. This Agreement is and shall be considered to be the only agreement or understanding between the parties hereto with respect to the engagement of Consultant by the Company. All negotiations, commitments, and understandings acceptable to both parties have been incorporated herein. No letter, telegram, or communication passing between the parties hereto shall be deemed a part of this Agreement; nor shall it have the effect of modifying or adding to this Agreement unless it is distinctly stated in such letter, telegram, or communication that it is to constitute a part of this Agreement and is to be attached as a rider to this Agreement and is signed by the parties to this Agreement.

26) Modification of Contract. This Agreement cannot be modified by tender, acceptance or endorsement of any instrument of payment, including check. Any words contained in an instrument of payment modifying this contract, including a waiver or release of any claims, or a statement referring to paying in full is void. This Agreement can only be modified in a separate writing, other than an instrument of payment, signed by the parties.

27) Enforcement. Consultant acknowledges that any remedy at law for breach of Section 10 or 11 would be inadequate, acknowledges that the Company would be irreparably damaged by an actual or threatened breach thereof, and agrees that the Company shall be entitled to an injunction restraining Consultant from any actual or threatened breach of Section 10 or 11 as well as any further appropriate equitable relief without any bond or other security being required. The Company may pursue enforcement of Section 10 or 11 by commencing an action at law or in equity without first pursuing arbitration pursuant to Section 20 of this Agreement. In addition to the foregoing, each of the parties hereto shall be entitled to any remedies available in equity or by statute with respect to the breach of the terms of this Agreement by the other party.

28) Assignment. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns. This Agreement may not be assigned without the consent of the parties; provided, however, that nothing contained herein shall prevent Consultant from assigning or transferring any

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         of the Shares or Options to any person or entity in accordance with applicable securities laws and regulations.

29) Survival. The representations, warranties, and agreements of the parties contained in this Agreement will remain operative and in full force and effect and will survive any termination of this Agreement.

30) Notices. All notices required or permitted under this Agreement shall be in writing and shall be sent by certified or registered first class mail, return receipt requested, or shall be personally delivered, or sent by an overnight delivery service such as Federal Express, or shall be transmitted by telefax (provided such telefax message is confirmed by telephonic acknowledgment of receipt or by sending via other authorized means a confirmation copy of such notice) addressed to the parties at their respective last known business addresses.

Agreed to this 1st day of June, 2003

VIRAL GENETICS, INC.                          THERAPEUTIC GENETICS, INC.


By: _________________________                 By: ______________________________
    Haig Keledjian, President                     Steven J. Bollinger, President

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SCHEDULE A

ACCREDITED INVESTOR QUESTIONNAIRE

PERSONAL FINANCIAL INFORMATION. The following information pertaining to the undersigned as a natural person and U.S. Persons within the meaning of Regulation S is being provided here in lieu of furnishing a personal financial statement.

         (a) My individual net worth, or joint net worth with my spouse, exceeds $1,000,000.

                                            Yes  [   ]        No  [   ]
________
INITIAL

         (b) My individual income in 2002 and 2003 exceeded $200,000 in each such year, and I reasonably expect my individual income will be in excess of $200,000 in 2004.

                                            Yes  [   ]        No  [   ]
________
INITIAL

         (c) The joint income of my spouse and I in 2002 and 2003 exceeded $300,000 in each such year, and I reasonably expect our joint income will be in excess of $300,000 in 2004.

                                            Yes  [   ]        No  [   ]
________
INITIAL

         (d) Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.

                                            Yes  [   ]        No  [   ]
________
INITIAL


The foregoing is a true representation of financial status:

Therapeutic Genetics, Inc.


Duly authorized officer


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EXHIBIT A

                              VIRAL GENETICS, INC.

                      Option for the Purchase of _________
                             Shares of Common Stock
                                Par Value $0.001

                             STOCK OPTION AGREEMENT

THE HOLDER OF THIS OPTION, BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE OPTION AND COMMON STOCK ISSUABLE UPON EXERCISE OF THE OPTION, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.

         This is to certify that, for value received, Therapeutic Genetics, Inc. (the "Optionee") is entitled to purchase from VIRAL GENETICS, INC. (the "Company" or "Corporation"), on the terms and conditions hereinafter set forth, all or any part of __________________ shares ("Option Shares") of the Company's common stock, par value $0.001 (the "Common Stock"), at the purchase price of $[__] per share ("Option Price"). Upon exercise of this option in whole or in part, a certificate for the Option Shares so purchased shall be issued and delivered to the Optionee. If less than the total option is exercised, a new option of similar tenor shall be issued for the unexercised portion of the options represented by this Agreement.

         This option is granted subject to the following further terms and conditions:

         5. This option shall vest and be exercisable immediately. The right to exercise this option with respect to any of the Option Shares shall terminate on the date which is two years from the date of issuance. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

         (a) Deliver to the Corporate Secretary of the Corporation an executed notice of exercise in substantially the form of that attached to this Agreement (the "Exercise Notice") in which there is specified the number of Option Shares which are to be purchased under the exercised option.

         (b) Pay the aggregate Option Price for the purchased shares through one or more of the following alternatives:

                  (i) full payment in cash or by check made payable to the Corporation's order;

                  (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below);

                  (iii) full payment through a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check payable to the Company's order; or

                  (iv) full payment effected through a broker-dealer sale and remittance procedure pursuant to which Optionee shall provide concurrent irrevocable written instructions (i) to a brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld in connection with such purchase and (ii) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction; or

         (c) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

         (d) For purposes of this Agreement, the Exercise Date shall be the date on which the executed Exercise Notice shall have been delivered to the Company. Except to the extent the sale and remittance procedure specified above is utilized in connection with the option exercise, payment of the Option Price for the purchased shares must accompany such Exercise Notice.

         (e) For all valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (i) If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the mean between the highest "bid" and lowest "offered" quotations of a share of Common Stock on such date (or if none, on the most recent date on which there were bid and offered quotations of a share of Common Stock), as reported by the Nasdaq National Market or any successor system.

                  (ii) If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the securities exchange, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market

                           Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  (iii) If the Common Stock is not listed on such date on any national securities exchange nor included in the Nasdaq National Market, but is traded in the over-the-counter market, the highest "bid" quotation of a share of Common Stock on such date (or if none, on the most recent date on which there were bid quotations of a share of Common Stock), as reported on the Nasdaq Smallcap Market or the NASD OTC Bulletin Board, as applicable.

         (f) Upon such exercise, the Company shall issue and cause to be delivered with all reasonable dispatch (and in any event within three business days of such exercise) to or upon the written order of the Optionee at its address, and in the name of the Optionee, a certificate or certificates for the number of full Option Shares issuable upon the exercise together with such other property (including cash) and securities as may then be deliverable upon such exercise. Such certificate or certificates shall be deemed to have been issued and the Optionee shall be deemed to have become a holder of record of such Option Shares as of the Exercise Date.

         2. The Optionee acknowledges that the shares subject to this option have not and will not be registered as of the date of exercise of this option under the Securities Act or the securities laws of any state. The Optionee acknowledges that this option and the shares issuable on exercise of the option, when and if issued, are and will be "restricted securities" as defined in Rule 144 promulgated by the Securities and Exchange Commission and must be held indefinitely unless subsequently registered under the Securities Act and any other applicable state registration requirements. Except as provided herein, the Company is under no obligation to register the securities under the Securities Act or under applicable state statutes. In the absence of such a registration or an available exemption from registration, sale of the Option Shares may be practicably impossible. The Optionee shall confirm to the Company the representations set forth above in connection with the exercise of all or any portion of this option. The Company agrees to register or qualify the Option Shares, but not this option, for resale as follows:

         (a) If, at any time during the period in which the rights represented by this Agreement are exercisable, the Company proposes to file a registration statement or notification under the Securities Act for the primary or secondary sale of any debt or equity security, it will give written notice at least 30 days prior to the filing of such registration statement or notification to the Optionee of its intention to do so. The Company agrees that, after receiving written notice from the Optionee of its desire to include its Option Shares in such proposed registration statement or notification, the Company shall afford the Optionee the opportunity to have its Option Shares included therein. Notwithstanding the provisions of this paragraph 2(a), the Company shall have the right, at any time after it shall have given written notice pursuant to this paragraph (whether or not a written request for inclusion of the Option Shares shall be made) to elect not to file any such proposed registration statement or notification or to withdraw the same after the filing but prior to the effective date thereof. In no event shall the Company be obligated to include the Option Shares in any registration statement or notification under this paragraph 2(a) if, in the opinion of the underwriter, the inclusion of the Option Shares in such registration statement or notification would be materially detrimental to the proposed offering of debt or equity securities pursuant to which the Company gave notice to the holders under this paragraph; provided, that the Option Shares shall not be excluded from any such registration statement or notification if debt or equity securities of the Company held by any other persons are, or will be, included in such registration statement or notification.

         (b) In connection with the filing of a registration statement, notification, or post-effective amendment under this section, the Company covenants and agrees:

                  (i) to pay all expenses of such registration statement, notification, or post-effective amendment, including, without limitation, printing charges, legal fees and disbursements of counsel for the Company, blue sky expenses, accounting fees and filing fees, but not including legal fees and disbursements of counsel to the Optionee and any sales commissions on Option Shares offered and sold;

                  (ii) to take all necessary action which may reasonably be required in qualifying or registering the Option Shares included in a registration statement, notification or post-effective amendment for the offer and sale under the securities or blue sky laws of such states as requested by the Optionee; provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction; and

                  (iii) to utilize its best efforts to keep the same effective on a continuous or shelf basis until all registered Option Shares of the Optionee have been sold.

         (c) The Optionee shall cooperate with the Company and shall furnish such information as the Company may request in connection with any such registration statement, notification or post-effective amendment hereunder, on which the Company shall be entitled to rely, and the Optionee shall indemnify and hold harmless the Company (and all other persons who may be subject to liability under the Securities Act or otherwise) from and against any and all claims, actions, suits, liabilities, losses, damages, and expenses of every nature and character (including, but without limitation, all attorneys' fees and amounts paid in settlement of any claim, action, or suit) which arise or result directly or indirectly from any untrue statement of a material fact furnished by the Optionee in connection with such registration or qualification, or from the failure of the Optionee to furnish material information in connection with the facts required to be included in such registration statement, notification or post-effective amendment necessary to make the statements therein not misleading.

         3. The Company, during the term of this Agreement, will obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Agreement.

         4. The number of Option Shares purchasable upon the exercise of this option and the Option Price per share shall be subject to adjustment from time to time subject to the following terms. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Company or its successors and assigns shall make an appropriate and proportionate adjustment in the number or kind of shares, and the per-share Option Price thereof, which may be issued to the Optionee under this Agreement upon exercise of the options granted under this Agreement. The purchase rights represented by this option shall not be exercisable with respect to a fraction of a share of Common Stock. Any fractional shares of Common Stock arising from the dilution or other adjustment in the number of shares subject to this option shall rounded-up to the nearest whole share.

         5. The Company covenants and agrees that all Option Shares which may be delivered upon the exercise of this option will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof; provided, that the Company shall have no obligation with respect to any income tax liability of the Optionee and the Company may, in its discretion, withhold such amount or require the Optionee to make such provision of funds or other consideration as the Company deems necessary to satisfy any income tax withholding obligation under federal or state law.

         6. The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of Option Shares issuable upon the exercise of this and all other options of like tenor then outstanding.

         7. This option shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this option or the interest represented hereby or the Option Shares purchasable hereunder until or unless, and except to the extent that, this option shall be exercised.

         8. The Company may deem and treat the registered owner of this option as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

         9. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

         10. This Agreement shall be governed by and construed in accordance with the internal laws of the state of California, without regard to the principles of conflicts of law thereof.

         11. Except as otherwise provided herein, this Agreement shall be binding on and inure to the benefit of the Company and the person to whom an option is granted hereunder, and such person's heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.

         IN WITNESS WHEREOF, the Company has caused this option to be executed on the ___ day of __________, 200_, by the signature of its duly authorized officer.

                                        VIRAL GENETICS, INC.


                                        By____________________________________
                                          Duly Authorized Officer

         The undersigned Optionee hereby acknowledges receipt of a copy of the foregoing option and acknowledges and agrees to the terms and conditions set forth in the option.

                                        _______________________________________
                                        Therapeutic Genetics, Inc.

                                 Exercise Notice
                   (to be signed only upon exercise of Option)

TO:      Viral Genetics, Inc.

         The Optionee, holder of the attached option, hereby irrevocable elects to exercise the purchase rights represented by the option for, and to purchase thereunder, ________________________________ shares of common stock of Viral Genetics, Inc., and herewith makes payment therefor, and requests that the certificate(s) for such shares be delivered to the Optionee at:

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         If acquired without registration under the Securities Act of 1933, as amended ("Securities Act"), the Optionee represents that the Common Stock is being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act and applicable state statutes, and that the Optionee has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Optionee understands that the Common Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Common Stock may, under certain circumstances, be inconsistent with these exemptions. The Optionee acknowledges that the Common Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available. The Company is under no obligation to register the Common Stock under the Securities Act, except as provided in the Agreement for the option. The certificates representing the Common Stock will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

         The Optionee agrees and acknowledges that this purported exercise of the option is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.

         DATED this ________ day of ________________________________, _________.



                                               _________________________________
                                               Signature